UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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UNIFI, INC.

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Your Vote Counts! UNIFI, INC. 2021 Annual Meeting of Shareholders Vote by October 26, 2021 11:59 PM ET UNIFI UNIFI, INC. 7201 WEST FRIENDLY AVENUE GREENSBORO, NC 27410 D59057-P60861 You invested in UNIFI, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2021 Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on October 27, 2021. Get informed before you vote You can view the Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K online OR you can receive a free paper or e-mail copy of the material(s) by requesting prior to October 13, 2021. If you would like to request a paper or e-mail copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an e-mail to sendmaterial@proxyvote.com. If sending an e-mail, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or e-mail copy. For complete Control # PV information and to vote, visit www.ProxyVote.com Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* October 27, 2021 8:30 AM ET Lotte New York Palace 455 Madison Avenue at 50th Street New York, NY 10022 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of directors Nominees: 1c. Albert P. Carey 1a. Emma S. Battle 1d. Archibald Cox, Jr. 1b. Robert J. Bishop 1e. Edmund M. Ingle 1f. James M. Kilts 1g. Kenneth G. Langone 1h. Suzanne M. Present 1i. Rhonda L. Ramlo 1j. Eva T. Zlotnicka 2. Advisory vote to approve UNIFI’s named executive officer compensation in fiscal 2021. 3. Approval of the Unifi, Inc. Employee Stock Purchase Plan. 4. Ratification of the appointment of KPMG LLP to serve as UNIFI’s independent registered public accounting firm for fiscal 2022. NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. EACH OF PROPOSALS 1, 2, 3, AND 4 HAS BEEN PROPOSED BY UNIFI, INC. For For For For For For For For For For For For For Prefer to receive an e-mail instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D59058-P60861